UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2021

FIGS, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40448	46-2005653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2834 Colorado Avenue, Suite 100
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (424) 300-8330

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	FIGS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01 Other Events.

Notice of Early Lock-Up Release Date

In connection with the initial public offering of Class A common stock (the “IPO”) of FIGS, Inc. (the “Company”), each of the Company’s directors, executive officers and holders of substantially all of the Company’s outstanding equity securities were subject to market standoff provisions with the Company or entered into lock-up agreements with the underwriters for the IPO (the “Underwriters”) that, subject to certain exceptions, restrict the ability to sell or transfer any shares of the Company’s capital stock until the earlier of (i) 180 days after May 26, 2021 and (ii) the second full trading day following the Company’s second public release of financial results following May 26, 2021 (the period ending on the earlier of (i) and (ii), the “Lock-Up Period”).

The lock-up agreements provide for the early expiration (the “Early Release”) of the Lock-Up Period with respect to 15% of the aggregate number of shares of common stock owned by each holder or issuable upon exercise of vested equity awards owned by each holder (measured as of the date of the Measurement Date (as defined below)) immediately prior to the commencement of trading on the third trading day following the date that the following conditions are met (the “Measurement Date”): (1) the latter of (a) the date the Company publishes its first financial results following May 26, 2021 and (b) August 24, 2021 and (2) the closing price of the Company’s Class A common stock is at least 33% greater than $22.00 for at least 10 trading days (including the Measurement Date) in any 15-day consecutive trading day period (collectively, the “Early Release Conditions”).

On August 24, 2021, the Early Release Conditions were satisfied, and the Early Release will occur on August 27, 2021. As a result, the Company estimates that up to approximately 23.3 million shares of the Company’s Class A common stock will become eligible for sale in the public market at the open of trading on August 27, 2021, subject to applicable restrictions under the Securities Act of 1933, as amended, including Rule 144 and Rule 701.

The Lock-Up Period will continue to apply with respect to all remaining shares subject to the lock-up agreements entered into with the Underwriters in connection with the IPO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIGS, INC.
Date:	August 25, 2021	By:	/s/ Jeffrey D. Lawrence
		Name:	Jeffrey D. Lawrence
		Title:	Chief Financial Officer